As filed with the Securities and Exchange Commission on May 25,
2004.
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                                May 19, 2004

                       Shells Seafood Restaurants, Inc.
          (Exact name of registrant as specified in its charter)

     Delaware                     0-28258                  65-0427966
(State or other jurisdiction  (Commission file number)   (IRS employer
    of incorporation)                                  identification No.)

         16313 N. Dale Mabry Hwy, Ste 100, Tampa, FL  33618
               (Address of principal executive offices)

           Registrant's telephone number, including area code:
                               (813) 961-0944

                               Not Applicable
     (Former name or former address, if changed since last report)


Item 5. Other Events

The Company filed a press release on May 19 annoucing the grand reopening of the West Palm Beach location.
The redesigned restaurant is the first of Shells restaurants to feature festive new colors and decor accents to compliment the menu and service enhancements Shells has made in recent months.

See Exhibit 99.1 attached.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2004        SHELLS SEAFOOD RESTAURANTS, INC.



                            By: /s/ Warren R. Nelson
                            Warren R. Nelson
                            Executive Vice President
                            Chief Financial Officer
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